SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             OBJECTSOFT CORPORATION
                             ----------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

[OBJECTSOFT CORPORATION LETTERHEAD]


April __, 2000


Dear Stockholder of ObjectSoft Corporation:

It is a pleasure to send to you the attached notice and proxy materials with regard to the Annual Meeting of Stockholders of ObjectSoft Corporation.

The matters to be considered at the Meeting include election of directors, approval of the issuance of all securities which ObjectSoft would be entitled to issue pursuant to a Series G Convertible Preferred Stock Subscription Agreement, approval of amendments to ObjectSoft's stock option plan, approval of the grant of performance stock options to certain executive officers, and ratification of the selection of ObjectSoft's independent auditors. OBJECTSOFT'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE ABOVE-MENTIONED PROPOSALS.

I hope you will be able to attend the meeting. Whether or not you plan to attend the meeting, however, we request that you sign, date and return the enclosed Proxy card as soon as possible.

If you should have any questions in regard to any of the above-mentioned proposals, please do not hesitate to call Lauren B. Zinman at the Company, at
(201) 343-9100.

We are grateful for the confidence you have shown in us.

                                                        Sincerely yours,


                                                        David E.Y. Sarna
                                                        Chairman and Secretary

                             OBJECTSOFT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2000


To the Stockholders of ObjectSoft Corporation:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of ObjectSoft Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on May __, 2000, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, for the following purposes:

         1. To elect two Class II directors to the Company's Board of Directors to hold office until the Company's 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. To approve the issuance of the Company's securities pursuant to a Subscription Agreement dated as of December 30, 1999 among the Company and the investors referred to therein;

         3. To approve amendments to the Company's 1996 Stock Option Plan, as amended (the "1996 Plan"), pursuant to which an additional 791,667 shares of the Company's Common Stock are reserved for issuance over the term of the 1996 Plan and certain other changes to the 1996 Plan are made;

         4. To approve the grant of performance options to certain executive officers of the Company;

         5. To ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000; and

         6. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on April 12, 2000 as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the Stockholders entitled to vote will be available for inspection by any Stockholder during the meeting; in addition, the list will be open for examination by any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601.

         Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                              By Order of the Board of Directors


                                               David E. Y. Sarna
                                               Chairman and Secretary


Hackensack, New Jersey
April __, 2000

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

--------------------------------------------------------------------------------
                                    IMPORTANT
THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             OBJECTSOFT CORPORATION

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------



         The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ObjectSoft Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.0001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on May __, 2000, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is April __, 2000. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 1999 which accompanies this Proxy Statement. The Company's principal executive offices are located at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, and its telephone number is (201) 343-9100. The Company can also be reached on the Internet at www.objectsoftcorp.com.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the Stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

         1. The election of two Class II directors to the Company's Board of Directors to serve until the Company's 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. The approval of the issuance of the Company's securities pursuant to a Subscription Agreement (the "Subscription Agreement") dated as of December 30, 1999 among the Company and the investors referred to therein;

         3. The approval of amendments to the Company's 1996 Stock Option Plan (the "1996 Plan"), pursuant to which an additional 791,667 shares of the Common Stock are reserved for issuance over the term of the 1996 Plan and certain other changes to the 1996 Plan are made;

         4. The approval of the grant of performance options to certain executive officers of the Company;

         5. The ratification of the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000; and

         6. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, in favor of the issuance of securities under the Subscription Agreement, in favor of amending the 1996 Plan, in favor of the grant of performance options and in favor of ratification of the appointment of auditors. In the event a Stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 12, 2000 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were ________ shares of Common Stock, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting; provided however that according to rules promulgated by the National Association of Securities Dealers, Inc., any shares of Common Stock which issued upon conversion of the series G preferred shares or upon exercise of related warrants may not vote upon the proposal to approve the issuance of the Company's securities pursuant to the Subscription Agreement.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, will be required for the election of Directors, for the amendments to the Plan, for the approval of the grant of performance stock options, and for the ratification of the appointment of auditors. A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, excluding any shares of Common Stock issued upon conversion of the Series G Preferred Stock or upon exercise of related warrants, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, will be required for the approval of the issuance of the securities under the Subscription Agreement. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting for purposes of determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter will be considered cast with respect to that matter and will have the same effect as negative votes except in regard to the election of directors. Shares subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                               SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 16, 2000, information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Executive Officer named in the Summary Compensation Table herein titled "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.



                  Name and              Amount and
                 Address of             Nature of             Percent of
             Beneficial Owner(1)        Beneficial             Class(3)
             ------------------          Owner(2)              -------
                                        ---------
 David E. Y. Sarna (4) (5)                189,831                  4.32%

 George J. Febish (4) (6)                 229,583                  5.23%

 Daniel E. Ryan (7)                        15,831                 *

 Michael A. Burak (8)                      11,832                 *

 All officers and directors as            447,077                 9.9  %
 a group (4 persons) (3)(9)

--------------
*        Less than 1%.

(1) Unless otherwise indicated, the business address of each of the officers and directors is c/o ObjectSoft Corporation, Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601.

(2) Unless otherwise noted, the Company believes that all persons named have sole voting and investment power with respect to all shares of Common Stock listed as owned by them.

(3) Each person's percentage interest is determined assuming that all options, warrants and convertible securities that are held by such person (but not by anyone else) and which are exercisable or convertible within 60 days have been exercised for or converted into Common Stock.

(4) Includes, for each of Messrs. Sarna and Febish, immediately exercisable warrants to purchase 8,333 shares of Common Stock, immediately exercisable options to purchase 36,666 shares of Common Stock granted under the 1996 Plan, and immediately exercisable performance options to purchase 50,000 shares of Common Stock, subject to Stockholder approval as set forth in Proposal 4.

(5) Includes 25,000 shares held by The David E. Y. Sarna Family Trust ("Sarna Trust"), of which Rachel Sarna, the wife of Mr. Sarna, and Melvin Weinberg, Esq. are the trustees. The children of Mr. and Dr. Sarna are the sole beneficiaries. Mr. Sarna disclaims beneficial ownership of the shares held by the Sarna Trust. Mr. Weinberg and Dr. Sarna are trustees of the Sarna Trust and share dispositive power with respect to the shares of Common Stock owned by the Sarna Trust, but Dr. Sarna has the sole voting power with respect to such shares. Mr. Weinberg disclaims beneficial ownership of the shares held by the Sarna Trust.

(6) Includes 25,000 shares held by The George J. Febish Family Trust ("Febish Trust"), of which Janis Febish, the wife of Mr. Febish, and Melvin Weinberg, Esq. are the trustees. The children of Mr. and Mrs. Febish are the sole beneficiaries. Mr. Febish disclaims beneficial ownership of the shares held by the Febish Trust. Mr. Weinberg and Mrs. Febish are trustees of the Febish Trust and share dispositive power with respect to the shares of Common Stock owned by the Febish Trust, but Mrs. Febish has the sole voting power with respect to such shares. Mr. Weinberg disclaims beneficial ownership of the shares of Common Stock held by the Febish Trust.

(7) Includes immediately exercisable stock options to purchase 15,831 shares of Common Stock granted under the 1996 Plan.

(8) Includes immediately exercisable stock options to purchase 11,666 shares of Common Stock granted under the 1996 Plan and 166 shares of Common Stock purchased on the open market in the name of Lois Burak, Mr. Burak's wife. Mr. Burak disclaims beneficial ownership of the shares of Common Stock held by his wife.

(9) Includes 200,829 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options and 16,666 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable warrants.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

         The Company's By-laws provides that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than seven as fixed from time to time by the Board of Directors or the Stockholders. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year.

         Pursuant to the Company's Certificate of Incorporation and By-laws, the Board of Directors is divided into two classes. The term of office of the current Class I directors expires at the 2001 Annual Meeting. The term of office of Class II directors expires at this Annual Meeting. Directors elected to succeed those whose terms expire are elected to a term of office expiring at the second Annual Meeting of Stockholders following their election. The current directors of the Company and their respective Classes and terms of office are as follows:

                        DIRECTOR           CLASS               TERM
                        --------           -----            EXPIRES AT
                                                            ----------

         Michael A. Burak                    I          2001 Annual Meeting

         George J. Febish                    II         2000 Annual Meeting

         Daniel E. Ryan                      II         2000 Annual Meeting

         David E. Y. Sarna                   I          2001 Annual Meeting


         Accordingly, two Class II directors are to be elected at the Annual Meeting, for a term expiring at the Company's 2002 Annual Meeting of Stockholders. Both of the Company's current Class II directors, Mr. Febish and Mr. Ryan, have been nominated to be reelected as Class II directors at the Annual Meeting.

         The Board of Directors has no reason to believe that any of the nominees will refuse to accept or be unable to accept election; however, in the event that any of the nominees is unable to accept election or if any other unforeseen contingencies should arise the persons named in the enclosed proxy will exercise discretionary authority to vote of substitutes.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

      NAME                          AGE      POSITION
      ----                          ---      --------
      David E. Y. Sarna(1)           50      Chairman, Secretary and Director
      George J. Febish (1)           51      President, Treasurer and Director
      Daniel E. Ryan   (1)(2)(3)(4)  52      Director
      Michael A. Burak (2)(4)        59      Director

     (1) Member of Executive Committee.
     (2) Member of Audit Committee.
     (3) Member of Compensation Committee.
     (4) Member of Stock Option Plan Committee

BACKGROUND OF NOMINEES

         George J. Febish together with Mr. Sarna founded the Company in 1990. Mr. Febish has been the President, Co-Chief Executive Officer, Treasurer and a director of the Company since December 1990. He has also been, since 1994, a Contributing Editor of Datamation magazine. Prior to co-founding the Company, Mr. Febish was Executive Vice President and Chief Operating Officer of Image Business Systems Corporation, a computer software development company, from 1988 to 1990. Prior to joining Image Business Systems Corporation, Mr. Febish was the Director of Marketing at International Systems Services Corporation ("ISS"), a computer software company that developed ISS Three(TM). Prior to joining ISS, Mr. Febish was the Eastern Regional Sales Manager for Bool & Babbage. In 1970, Mr. Febish began his professional career with New York Life Insurance Company. Mr. Febish holds a BS degree from Seton Hall University. He is the co-author, with Mr. Sarna, of PC Magazine Windows Rapid Application Development and the author of numerous published articles.

         Daniel E. Ryan has been a director since 1991. Mr. Ryan was employed with New York Life Insurance Company from July 1965 to March 2000 and where, from 1981, he held the title of Corporate Vice President. Mr. Ryan was the head of the Service Center Development of New York Life Insurance Company's Information Systems organization. Mr. Ryan holds an MBA in Computer Science from Baruch College and a BS/BA in Industrial Management from Manhattan College. Mr. Ryan is a Certified Systems Professional.

BACKGROUND OF CONTINUING DIRECTORS

         David E. Y. Sarna together with Mr. Febish founded the Company in 1990. Mr. Sarna has been the Chairman, Co-Chief Executive Officer, Secretary and a director of the Company since December 1990. Mr. Sarna is a director of Mabool, Inc. and is a member of the Advisory Board of Hudson Venture Partners, LLP. Mr. Sarna is also a member of the Board of Trustees of Millennium Project, Inc., a not-for-profit corporation. He has also been, since 1994, a Contributing Editor of Datamation magazine. Prior to co-founding the Company, Mr. Sarna founded Image Business Systems Corporation, a computer software development company, in 1988. Prior to founding Image Business Systems Corporation, Mr. Sarna was formerly Executive Vice President and a co-founder of ISS. From 1976 to 1981, Mr. Sarna was employed by Price Waterhouse & Co., as a management consultant, beginning as a senior consultant and rising to the position of senior manager. From 1970 to 1976 Mr. Sarna was employed by IBM Corporation in technical and sales positions. Mr. Sarna began his professional career at Honeywell in 1968. Mr. Sarna holds a BA degree from Brandeis University and did graduate work at the Technion - Israel Institute of Technology. Mr. Sarna is a Certified Systems Professional and a Certified Computer Programmer. He is the co-author, with Mr. Febish, of PC Magazine Windows Rapid Application Development (published by Ziff-Davis Press in 1994), several other books and over 50 articles published in professional magazines. Mr. Sarna is also the co-inventor of patented software for the recognition of bar-codes.

         Michael A. Burak has been a director since February 1999. Mr. Burak is President of the firm of Michael A. Burak, Inc. and has been actively engaged in real estate operations for over 30 years as an owner, a property manager and broker dealing with sales and leasing. Mr. Burak received a B.S. in Real Estate from New York University's School of Commerce and M.S. from Urban Planning division of the Graduate School of Architecture at Columbia University. As a William Kinne Fellow, he spent 1964 and 1965 studying Urban problems in Europe. He is past president of the Metropolitan Real Estate Square Club, and currently, an active member of the Associated Owners and Builders of Greater New York, the National Realty Club and the National Association of Home Builders.

         The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided in employment agreements. Certain employment agreements are described below under "Executive Compensation - Employment Agreements".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors held four meetings and took certain actions on six other occasions by written consent. During such year, no director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The Stock Option Committee, composed of Michael A. Burak and Daniel E. Ryan, administers the 1996 Plan. The Stock Option Committee met once during fiscal 1999 and took certain actions on two other occasions by written consent.

         The Compensation Committee, composed of Mr. Burak and Mr. Ryan, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements (other than the stock option plans which are administered by the Stock Option Committee) of the Company. The Compensation Committee met once during fiscal 1999 and took certain actions on one other occasion.

         The Audit Committee is currently composed of Mr. Ryan and Mr. Burak. The Audit Committee's function is to nominate independent auditors, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee met once during fiscal 1999.

         The Board of Directors has no standing nominating committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Act"), as amended, requires the Company's Executive Officers and Directors, and any persons who own more than 10% of any class of the Company's equity securities which are registered under the Act to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission and NASDAQ, and to furnish the Company with copies of such reports. To the Company's knowledge, all Section 16(a) filing requirements applicable to such Officers, Directors and owners of over 10% of the Company's equity securities registered under the Act, during the year ended December 31, 1999, have been satisfied.

1996 STOCK OPTION PLAN

         The 1996 Plan was ratified and adopted by the Board of Directors on March 15, 1996 and approved by the Stockholders at a Special Meeting on September 16, 1996. The 1996 Plan was later amended on March 3, 1998, March 15, 1999 and January 18, 2000 by the Board of Directors and the amendments, except for the amendment included in Proposal 3, were approved by the Stockholders on July 9, 1998 and June 3, 1999, respectively. The purpose of the 1996 Plan is to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and advisors and directors who are not employees of the Company and to offer an additional inducement in obtaining the services of such persons.

         The 1996 Plan is administered by a committee of the Board of Directors, the Stock Option Committee (the "Committee") consisting of not less than two Directors, each of whom must be a non-employee Director within the meaning of regulations promulgated by the Securities and Exchange Commission. The Committee has the authority under the 1996 Plan to determine the terms of options granted under the 1996 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option and the date or dates each option shall become exercisable.

         No Incentive Stock Option (as the term is defined in the 1996 Plan) may be granted under the 1996 Plan after March 15, 2006. The Board of Directors, without further approval of the Stockholders, may amend, suspend or terminate the 1996 Plan, in whole or in part, at any time and from time to time in such respects as it deems advisable (including without limitation to conform with applicable law or the regulations or rulings thereunder), but may not without the approval of the Stockholders make any alteration or amendment thereof which would (i) increase the maximum number of shares of Common Stock for which options may be granted under the 1996 Plan (except for anti-dilution adjustments) or (ii) materially increase the benefits to participants under the 1996 Plan or (iii) change the eligibility requirements for individuals entitled to receive options under the 1996 Plan. No termination, suspension or amendment of the 1996 Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect the option holders rights under such option. The power of the Committee to construe and administer any options granted under the 1996 Plan prior to the termination or suspension of the 1996 Plan nevertheless shall continue after such termination or during such suspension.

         The 1996 Plan is proposed to be amended under Proposal 3 to increase the number of shares of Common Stock for which options may be granted under the 1996 Plan from 208,333 to 1,000,000 shares, to increase the number of shares which may be granted to any individual during any calendar year from 41,666 to 500,000 and to introduce certain other changes. The foregoing references take into account the one-for-six reverse stock split which became effective on October 13, 1999 (the "Stock Split").

NON-EMPLOYEE DIRECTORS' COMPENSATION

         Non-employee   directors  are  reimbursed  for  out-of-pocket  expenses
incurred in connection with attendance at meetings or other Company business and may be granted stock options at the discretion of the Committee.

         During the fiscal year ended December 1999,  Daniel E. Ryan and Michael
A. Burak, non-employee directors of the Company, each received an option to purchase 1,666 shares of Common Stock at $13.50 and an option to purchase 10,000 shares of Common Stock at a purchase price of $1.50.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officers and for each other executive officer of the Company whose compensation exceeded $100,000 in fiscal 1999 (the "Named Executive Officers") for services in all capacities to the Company during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                        Annual Compensation            Long Term Compensation
                                                     ---------------------------- ----------------------------------

                                                                                     Awards(1)         Payouts
                                                                       Other         ---------         -------
    Name and                                                          Annual        Securities           All
    Principal                                                         Compen-       Underlying          Other
    Position                              Year        Salary(2)     sation (2)     Options/SARs      Compensation
    --------                              ----        ------        ----------     ------------      ------------
    David E.Y. Sarna, Chairman,           1999         $215,000         --            531,666         $50,000(3)
    Secretary and Co-Chief                1998         $215,000         --             8,333              --
        Executive Officer                 1997         $208,000         --             8,333              --


    George J. Febish, President,          1999         $215,000         --            531,666         $50,000(3)
    Treasurer and Co-Chief                1998         $215,000         --             8,333              --
        Executive Officer                 1997         $208,000         --             8,333              --

----------------

(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1997, or 1998. The number of Securities underlying options takes into account the one-for-six reverse stock split which became effective on October 13, 1999.

(2) As to each individual named, the aggregate amounts of perquisites and personal benefits not included in the Summary Compensation Table did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

(3) The Compensation Committee and the Stock Option Committee authorized the Company to grant cash bonuses in the aggregate amount of $325,000 to each of Mr. Sarna and Mr. Febish, to be paid upon the attainment of certain milestones as described in Proposal 4. As of December 30, 1999, each of Mr. Sarna and Mr. Febish were entitled to receive cash bonuses in the amount of $50,000.

STOCK OPTIONS

         The following table sets forth information as to all grants of stock options to the Named Executive Officers during fiscal 1999. All references to options take into account the Stock Split.

                            OPTION GRANTS IN 1999(1)


                              Individual Grants (1)

                                       Number of     % of Total
                                      Securities       Options
         Name                         Underlying     Granted to      Exercise         Expiration
         ----                           Options       Employees        Price             Date
                                        Granted        in 1999        -------           ------
                                        -------        -------
         David E.Y. Sarna               8,333               0.73%     $13.50      February 25, 2004

                                       23,333 (2)           2.04%      $1.50      December 8, 2004

                                      500,000 (3)           43.7%      $1.50      December 4, 2004


         George J. Febish               8,333               0.73%     $13.50      February 25, 2004

                                       23,333 (2)           2.04%      $1.50      December 8, 2004

                                      500,000 (3)           43.7%      $1.50      December 4, 2004

--------------------------------------

(1) No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during fiscal 1999.

(2) The option vested as to 11,667 shares on December 9, 1999, the grant date, and 11,666 will vest on December 9, 2000.

(3) The performance option (as described in Proposal 4) is exercisable in tranches, upon achievement of certain performance goals. If any performance goal is not achieved by December 9, 2002, the portion of the option relating to that performance goal will expire. As of December 30, 1999, the performance option was exercisable with respect to 50,000 shares of common stock, subject to Stockholder approval as described in Proposal 4.

         There were no stock options or SAR exercises by Named Executive Officers during fiscal 1999 and no SARs were outstanding at December 31, 1999.

OPTION REPRICING

         The following table sets forth information with respect to the participation by the Company's current and former executive officers in a repricing of options implemented by the Company on July 9, 1998. Under the repricing, all outstanding employee stock options (and no non-employee director options) previously granted under the 1996 Plan were repriced from $3.50 to $1.45 ($8.70 post Stock

Split) and the vesting periods were extended and revised. There were no option repricings implemented in fiscal year 1999.


                                                                                                                      LENGTH OF
                                           NUMBER OF                                                                  ORIGINAL
                                           SECURITIES        MARKET PRICE OF                                          OPTION TERM
                                           UNDERLYING        STOCK AT TIME OF   EXERCISE PRICE AT      NEW            REMAINING AT
                              DATE         OPTIONS           REPRICING OR       TIME OF REPRICING OR   EXERCISE       DATE OF
                              ----         REPRICED OR       AMENDMENT ($)(1)   AMENDMENT ($)(1)       PRICE ($)(1)   REPRICING OR
                                           AMENDED (#)(1)    ----------------   --------------------   ----           AMENDMENT
                                           ---------------                                                            (YEARS)
                                                                                                                      -------
David E.Y. Sarna, Chairman,   July 9,           50,000             1.45                 3.50               1.45
   Secretary and Co-Chief     1999              (8,333)           (8.70)                (21)              (8.70)            3
   Executive Officer

George J. Febish, President,                    50,000             1.45                 3.50               1.45
   Treasurer and Co-Chief     July 9,          (8,333)            (8.70)                (21)              (8.70)            3
   Executive Officer          1999


(1) The number and prices in parenthesis give effect to the Stock Split. The vesting period for these repriced options granted to Mr. Sarna and Mr. Febish was extended and revised so that options for half of the shares remained vested as of July 9, 1998 and options for half of the shares vested on July 9, 1999.

COMPENSATION COMMITTEE REPORT ON OPTION REPRICING

         The 1996 Plan was established as an employment incentive to retain the persons necessary for the development and financial success of the Company. As a result of a decrease in the market price of the Common Stock and recognizing that previously granted stock options had lost much of their value in motivating employees, including the Named Executive Officers, to remain with the Company and share in its overall financial goals, the Compensation Committee, in July 1998, voted to approve the repricing of 170,000 options, including 100,000 options granted to the executive officers named above. Such repricing was effected by amending the exercise price in the option contracts of the employees to an exercise price of $1.45 per share, which was the fair market value of the Common Stock on the date of repricing. In exchange, each employee who accepted the repricing amendment agreed to a revised vesting schedule. By repricing the existing options granted under the 1996 Plan, the Company intended to reward key employees, including the Named Executive Officers, holding such options for their contributions to the Company.

                                            Daniel E. Ryan
                                            Member of the Compensation Committee

EMPLOYMENT AGREEMENTS

         The Company entered into an employment  agreement with each of David E.
Y. Sarna and George J. Febish, effective as of July 1, 1996, which expires on December 31, 2001. The employment agreements each provide for a current annual base salary of $215,000. Each of the employment agreements also provides for a bonus of 5% per annum of the Company's earnings before depreciation, interest, taxes and amortization. In addition, on an annual basis, the Board of

Directors will consider paying an additional bonus to each of Messrs. Sarna and Febish that is based upon the increase in the Company's gross revenues, taking into account any increase in the Company's expenses. The annual base salary under the current agreements may be increased at the discretion of the Board of Directors. The agreements provide for (i) a severance payment of the base compensation and bonus of the prior full fiscal year and payment of all medical, health, disability and insurance benefits then payable by the Company for the longer of (a) the remainder of the term of the employment agreement or (b) 12 months, as well as (ii) the base compensation and bonus accrued to the date of termination, upon the occurrence of (x) termination by the Company without cause, (y) termination by the employee for good reason or (z) a change in control of the Company, if the employee resigns after the occurrence of the such change in control. Each of the employment agreements limit the severance payments to an amount that is less than the amount that would cause an excise tax or loss of deduction under the rules relating to golden parachutes under the Internal Revenue Code.

PERFORMANCE STOCK OPTIONS

         On December 9, 1999, the Committee and the Compensation Committee of the Board of Directors authorized the Company to grant 500,000 non-qualified performance stock options to each of Mr. Sarna and Mr. Febish. The terms of these performance stock options are discussed in Proposal 4.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOANS TO OFFICER

         On January 2, 1997 the Company extended to Mr. Sarna a loan in the amount of $440,000 (the "1997 Loan "). The maturity date of the 1997 Loan was extended from November 30, 1997 to May 31, 2000. Mr. Sarna utilized the funds for a block purchase of 80,000 shares of the Common Stock from the market maker, who was also the underwriter of the Company's public offering, in an open market transaction. In March 1998, Mr. Sarna executed a Security Agreement in favor of the Company in which he pledged as collateral for the 1997 Loan certain contract rights to receive an option to acquire certain marketable securities. The individual who was to transfer this option failed to transfer the option and thereafter, in May 1999, filed for bankruptcy protection. Mr. Sarna and the Company have filed claims in bankruptcy court based upon the failure to deliver the option and have sued such individual in bankruptcy court to prevent their claims against him from being discharged in bankruptcy. The costs of such lawsuit are being borne by the Company.

         During 1999, the Company made a personal interest-free loan to Mr. Sarna in the amount of $105,054.84 (the "1999 Loan"). In August 1999, Mr. Sarna executed a promissory note in favor of the Company, which note is secured by Mr. Sarna's pledge of 10,000 shares of Common Stock.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION ON THE NOMINEES LISTED ABOVE.

PROPOSAL 2 -  TO  APPROVE  THE  ISSUANCE  OF  THE  COMPANY'S SECURITIES PURSUANT
              TO A  SUBSCRIPTION AGREEMENT DATED DECEMBER 30, 1999

GENERAL

         On December 30, 1999, the Company entered into a 6% Series G Convertible Preferred Stock Subscription Agreement (the "Series G Agreement"), with certain investors, contemplating a potential funding of up to $2,500,000 of 6% Series G Convertible Preferred Stock (the "Series G Shares") in two separate tranches. On December 30, 1999, the Investors purchased the first tranche of 20,000 Series G Shares and warrants to purchase an aggregate of 200,000 shares of Common Stock for an aggregate purchase price of $2,000,000. On February 1, 2000, an additional investor purchased the second tranche of 5,000 Series G Shares and warrants to purchase an aggregate of 50,000 shares of Common Stock for an aggregate purchase price of $500,000. The Company filed a registration statement under the Securities Act of 1933, as amended, registering for resale the shares of Common Stock issuable in connection with the Series G Agreement (the "Registration Statement").

         In connection with this funding, the Company issued to the placement agent the following securities as fees: 1,500 Series G Shares and warrants to purchase 62,500 shares of Common Stock.

         Each Series G Share may be converted into shares of Common Stock at a conversion rate determined by dividing $100, the purchase price per Series G Share, by the Conversion Price, which is the lesser of (a) $2.6875 or (b) the average of the two lowest closing bid prices of the Common Stock during the 20 day trading period immediately preceding the conversion date (the "Lookback Period"). (The Lookback Period is increased by two trading days on the last trading day of each month, starting on the first day of the fourth month from the first closing of the issuance of the Preferred Stock, until the Lookback Period equals a maximum of thirty trading days.) The Series G Shares may not be converted until the earlier of (i) March 30, 2000 and (ii) the effective date of the Registration Statement, and thereafter only one-third of a holder's acquired shares of Series G Shares may be converted, on a cumulative basis, during each 30 day period; provided, however, that the number of shares of Common Stock issuable to each holder at any time upon conversion will not exceed the number of shares which, when aggregated with all other shares of Common Stock then owned of record by such holder, or which such holder may acquire within 60 days upon exercise of any outstanding options or warrants of the Company, would result in such holder owning, in aggregate, more than 4.99% of all of the Company's outstanding Common Stock on the date of conversion (more than 9.99% with respect to each holder which owned more than 4.99% of the Company's outstanding Common Stock on December 29, 1999).

         The Company will not be able, under the Series G Agreement, to issue an amount of shares of Common Stock exceeding 19.99 percent or more of the outstanding Common Stock of the Company unless this proposal is approved by the Stockholders or unless a waiver is obtained from the Nasdaq Stock Market. See below "Reason for Stockholder Approval".

         The investors have agreed to vote all shares of Common Stock which may be beneficially held by them in favor of all nominees to the Company's board of directors who are nominated by the then current management.

REASON FOR STOCKHOLDER APPROVAL

         Under the rules of the National Association of Securities Dealers, issuers whose securities are listed on the Nasdaq SmallCap Market, the exchange on which the Common Stock is listed, are required to obtain stockholder approval, prior to the issuance of securities, in the following limited circumstances, in connection with a transaction other than a public offering involving: (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the company equals 20 percent or more of common stock or 20 percent or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable to purchase common stock) equal to 20 percent or more of the common stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

         Based on the closing bid price of the Common Stock, on March 14, 2000, of $7.50, if all Series G Shares were converted into Common Stock, the Common Stock issuable would be approximately 23% of the shares outstanding. If the closing bid price of the Common Stock were to decrease significantly, the exercise of the conversion of the Series G Shares could conceivably effect a change in control of the Company.

         Therefore, the Board of Directors seeks Stockholder approval of the proposed issuances of the Securities which, if issued to full extent, could potentially involve the Company issuing 20% or more of the shares of Common Stock outstanding. Stockholders are being asked to approve only the proposed issuances and are not being asked to approve any other aspect of the funding.

VOTE REQUIRED

         A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the issuance of the securities pursuant to the Series G Agreement. The votes of shares of Common Stock issued upon conversion of the Series G Shares and upon exercise of related warrants will not be counted.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3 -      AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN

         The 1996 Plan was adopted by the Board of Directors on July 15, 1996 and was approved by the Stockholders on September 16, 1996. The 1996 Plan was later amended on March 3, 1998 , March 15, 1999 and January 18, 2000 by the Board of Directors and the amendments were approved by the Stockholders on July 9, 1998 and June 3, 1999, respectively. The number of shares available under the 1996 Plan is 208,333 (after giving effect to the one-for-six reverse stock split which became effective on October 13, 1999). As of March 16, 2000, 9,355 options had been exercised and options to purchase 193,979 shares held by 22 optionees were outstanding at a weighted average per share exercise price of $5.23.

PROPOSED AMENDMENTS

         On January 18, 2000 the Board of Directors unanimously adopted and recommended for submission to the Stockholders for their approval at the Annual Meeting, amendments to the 1996 Plan (the "Plan Amendments"):

         (i) to increase the number of shares of Common Stock for which options may be granted under the 1996 Plan from 208,333 to 1,000,000. The Board of Directors believes that, although the Company has not experienced difficulty in attracting and retaining personnel, the 1996 Plan has been and will be instrumental in attracting and retaining employees, officers and consultants of outstanding ability and that this objective will be furthered by providing additional shares for future option grants;

         (ii) to amend section 4 of the 1996 Plan to increase the number of shares which may be granted to any individual during any calendar year under the Plan from 41,666 (after giving effect to the Stock Split) to 500,000. The Board of Directors believes that by amending this provision, the Company will have greater flexibility in granting options to employees and Non-Employee Directors which will facilitate its attracting and retaining qualified employees and Non-Employee Directors. In order for the compensation granted under the 1996 Plan to constitute "qualified performance-based compensation" for purposes of
Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Plan must specify a maximum number of shares with respect to which options may be granted during a specified period to any one employee. The purpose of raising the cap is to provide the Company with greater flexibility in implementing the 1996 Plan while complying with the requirements of the Code; and

         (iii) as to other matters set forth in Exhibit A hereto, the form of Proposed Amendment to the 1996 Plan.

TYPES OF GRANTS AND AWARDS

         The 1996 Plan permits the grant of options which may either be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, or "non-qualified stock options" ("NQSOs"), which do not meet the requirements of Section 422 of the Code.

ELIGIBILITY

         All employees (including officers) and directors of the Company or its subsidiaries, consultants and advisors to, the Company or its subsidiaries are eligible to be granted options under the 1996 Plan. The Company currently has approximately 30 employees, 25 of whom are full-time employees.

STOCK SUBJECT TO THE 1996 PLAN

         The total number of shares of Common Stock for which options may be granted under the 1996 Plan may not exceed 208,333, subject to possible adjustment in the future. One of the proposed amendments to the 1996 Plan is to increase the number of shares for which options may be granted under the 1996 Plan to 1,000,000. Any shares of Common Stock subject to any option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercised will again become available for granting of options under the 1996 Plan.

ADMINISTRATION

         The 1996 Plan is administered by a committee of the Board of Directors of not less than two Directors, each of whom must be a "non-employee director" within the meaning of regulations promulgated by the Securities and Exchange Commission and an "outside director" within the meaning of Treasury Regulations. The Board of Directors has designated the Committee consisting of Messrs. Burak and Ryan to administer the 1996 Plan. The Committee has the authority under the 1996 Plan to determine the terms of options granted under the 1996 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option, and the date or dates each option shall become exercisable.

EXERCISE PRICE

         The exercise price of options granted under the 1996 Plan is determined by the Committee, but in the case of an ISO may not be less than 100% of the fair market value of the Common Stock on the date the ISO is granted (110% of such fair market value in the case of ISOs granted to an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder")). The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant. The exercise price is payable at the time of exercise of the option in cash or by certified check, previously acquired shares of Common Stock (valued at their fair market value on the date of exercise of the option) or a combination thereof, in the discretion of the Committee; provided, however, that in no case without the consent of the Committee may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Committee may, in its discretion, permit payment of the exercise price of options by delivery of properly executed exercise notices, together with a copy of irrevocable instructions from the optionee to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

TERMS AND CONDITIONS

         As to options granted to employees and consultants:

         1. Options granted to employees and consultants may be granted for such terms as is established by the Committee, provided that, the term of each ISO shall be for a period not exceeding ten years from the date of the grant, and further provided that ISOs granted to a Ten Percent Stockholder shall be for a period not exceeding five years from the date of grant.

         2. If an employee or consultant optionee's relationship with the Company is terminated for any reason other than "Disability" (as that term is defined in the 1996 Plan) or death, the option may be exercised at any time within three months thereafter to the extent exercisable on the date of termination. However, in the event such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately.

         3. In the event of the death of an optionee while an employee of, or consultant or advisor to the Company, within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or within one year following the termination of such relationship by reason of the optionee's "Disability", the option may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's legal representatives at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         4. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or by the optionee's legal representatives.

         5. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

         As to options granted to Non-Employee Directors:

         6. The Non-Employee Director Option shall not be affected by the optionee ceasing to be a director of the Company or becoming an employee of the Company, any of its Subsidiaries (as that term is defined in the 1996 Plan) or a Parent (as that term is defined in the 1996 Plan); provided, however, that if he is terminated for cause, such option shall terminate immediately.

         7. The term of a Non-Employee Director Option shall not be affected by the death or disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by the optionee's legal representative.

         8. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during a holder's lifetime only by the holder or by the optionee's legal representative. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         9. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

VOTE REQUIRED

         A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the amendments to the 1996 Plan.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 4 - TO APPROVE THE GRANT OF  PERFORMANCE  OPTIONS TO CERTAIN  EXECUTIVE
             OFFICERS

         On December 9, 1999, the Committee and the Compensation Committee of the Board of Directors authorized the Company to grant 500,000 non-qualified performance vesting stock options (the "Performance Options") to each of Mr. Sarna and Mr. Febish, subject to Stockholder approval.

         The Performance Options will be exercisable at an exercise price of $1.50 per share for a term of five years, vesting upon achievement of certain milestones (the "Milestones") determined by the Committee and the Compensation Committee based upon (a) financial statement achievements, (b) acquiring lease financing for kiosks, (c) placing kiosks, and (d) other specified achievements. In the event that any of the Milestones are not achieved by December 9, 2002, the portion of the Performance Options relating to that Milestone will expire. The Performance Options will immediately become exercisable in full upon a "change in control" (as the term is defined in the performance stock option contracts) of the Company.

         The option exercise price may be paid in cash, or certified check, with previously acquired shares of Common Stock which have been held by Mr. Sarna or Mr. Febish at least six months, or a combination of the foregoing. The Board of Directors (or the Committee or any other designated committee of the Board of Directors) may permit payment of the option exercise price by delivery by the optionee of an executed notice, together with a copy of the optionee's irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

         If the optionee's relationship as an employee of the Company terminates for any reason (other than as a result of death or disability of the optionee), he may exercise his Performance Option at any time within three months after the date of termination, but not after the date the Performance Option would otherwise have expired; provided that if the relationship is terminated either
(a) by the Company for "Cause" (as that term is defined in the performance stock option contracts) or (b) by the optionee, except for "Good Reason" (as that term is defined in the performance stock option contracts) or with the consent of the Company, the Performance Option terminates immediately.

         If the optionee dies (a) while he is an employee of the Company, (b) within three months after he terminates his relationship with the Company, or
(c) within one year following his termination of employment with the Company because he is disabled (as the term is defined in the performance stock option contracts), the Performance Option may be exercised, to the extent exercisable on the date of the optionee's death, by his legal representative, at any time within one year after his death but not after the date the Performance Option would otherwise have expired. If the optionee's relationship as an employee of the Company terminates because he is disabled, he may exercise his Performance Options at any time within one year after such date, but not after the date the Performance Option would otherwise have expired.

VOTE REQUIRED

         A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the grant of the Performance Options.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 5 - RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Richard A. Eisner & Company, LLP, as the independent auditors of the Company for the fiscal year ending December 31, 2000, subject to ratification by the Stockholders. The firm of Richard A. Eisner & Company, LLP, has audited the books of the Company since 1991. A representative of Richard A. Eisner & Company, LLP, is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

VOTE REQUIRED

         A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                  MISCELLANEOUS

OTHER MATTERS

         The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         From time to time, Stockholders may present proposals for consideration at a Stockholders meeting which may be proper subjects for inclusion in the proxy statement related to that meeting. Stockholder proposals intended for inclusion in the proxy statement for the Company's 2001 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal offices, Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601 by February 10, 2001.

FORM 10-KSB EXHIBITS

         The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB requested by any person solicited hereunder.

                                              By Order of the Board of Directors



                                              David E. Y. Sarna
                                              Chairman and Secretary


Hackensack, New Jersey
April __, 2000

                                                                      EXHIBIT A
                                                                      ---------


                             1996 STOCK OPTION PLAN

                                       OF

                             OBJECTSOFT CORPORATION

              (AS AMENDED AS OF [MARCH 15, 1999] JANUARY 18, 2000,
                                                 ================
                       SUBJECT TO STOCKHOLDER APPROVAL)*
                       ===============================


         1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and advisors and directors who are not employees of ObjectSoft Corporation, a Delaware corporation (the "Company"), or its present and future Subsidiaries or a Parent (as each such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.


         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.0001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed [1,250,000 (1)] 1,000,000. Such shares of Common Stock may, in
                                 =========
the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.


         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two directors (the "Committee"). During such time as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, [each member of the Committee shall meet the

----------
Brackets ([__]) indicate where text has been removed; double underlines indicate where text has been added.

requirements of] (the "Exchange  Act"), to the extent  necessary to preserve any
                 ===============================================================
deduction  under  Section  162(m)  of the  Code or to  comply  with  Rule  16b-3
===================================================================
promulgated under [such act(as the same may be in effect and interpreted from time to time,] the Exchange Act, or any successor rule ("Rule 16b-3"), any
                =======================================                   ===
Committee  appointed by the Board of Directors to  administer  the Plan shall be
================================================================================
comprised  of two or  more  directors,  each of whom  shall  be a  "non-employee
================================================================================
director,"  within the meaning of Rule 16b-3, and an "outside  director," within
================================================================================
the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of
================================================================================
powers to the Committee shall be consistent with applicable laws and regulations
================================================================================
(including,  without  limitation,  applicable  state  laws  and Rule  16b-3).  A
==============================================================================
majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.


                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees, consultants and directors who shall be granted options; the times when options shall be granted; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); and, the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan [which]or any option granted under the Plan or
                                            ====================================
any amendment to either which,  under Rule 16b-3 or Section  162(m) of the Code,
==============================                   ==============================
requires approval by the Board of Directors, a committee of Non-Employee Directors or the stockholders to be exempt under Section 16(b) of the Exchange
                                             ===================================
Act (unless otherwise specifically provided herein) or to preserve any deduction
====                                                ============================
under Section 162(m) of the Code; and to make all other determinations necessary
================================
or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties.

                  No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. In addition to any other rights of indemnification they may have as directors or as members or former members of the Committee, each such member and former member shall be indemnified and held harmless by the Company from and against any reasonable expenses (including reasonable attorneys' fees) actually and necessarily incurred in connection with the defense, of any claim, action, suit, proceeding or appeal (collectively, "Case") to which he is a party by reason of an action or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by him in settlement of such Case (provided such settlement is approved by the Company) or paid in satisfaction of a judgment in such Case; provided, however, that such member or former member shall not be entitled to indemnification (a) if he did not within 60 days after the institution of such Case offer to the Company in writing the opportunity to handle and defend the Case at its own expense, or (b) to the extend the Case resulted from his gross negligence or willful misconduct.


         4. ELIGIBILITY; GRANTS. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee
Options to key employees (including officers and directors who are key employees) of, Consultant Options to consultants and advisors to, the Company or any of its Subsidiaries or a Parent and Non-Employee Director Options to Non-Employee Directors. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion; provided, however, that, if on the date of grant of an option, any class of
                         =======================================================
equity  securities is required to be registered under Section 12 of the Exchange
================================================================================
Act,  the  maximum  number of shares  subject to  Employee  Options  that may be
====
granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed [250,000(1)] 500,000 shares; and further, provided,
                                         =======
that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

         5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee in its sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                  The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average between the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or
(c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average between the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a),
(b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be exclusive in determining the fair market value of the stock.


         6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding ten years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.


         7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 50 East Palisade Avenue, Suite 411, Englewood, New Jersey 07631) stating which ISO or NQSO is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock; provided, however, that in no case without the
                                 ===============================================
consent of the Committee may shares be tendered if such tender would require the
==============================================================================
Company  to  incur a  charge  against  its  earnings  for  financial  accounting
==============================================================================
purposes.  The Company shall not be required to issue any shares of Common Stock
==============================================================================
pursuant to the exercise of any option until all required  payments with respect
==============================================================================
thereto,  including  payments for any required  withholding  amounts,  have been
==============================================================================
made. The Committee may, in its sole discretion,  permit payment of the exercise
====
price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a [stockholder] Stockholder with respect
                                                       ===========
to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a [stockholder] Stockholder with respect to such previously acquired shares.
===========

                  In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.


         8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries as an employee, a consultant or an advisor has terminated for any reason other than in the case of an individual optionee his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant or an advisor to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  The holder of a Consultant Option whose consulting or advisory relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason may exercise such option to the extent exercisable on the date of such termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship was terminated either (a) for cause or (b) without the consent of the Company (other than as a result of the death or Disability of the holder or a key employee of the holder) the option shall terminate immediately.

                  Except as may otherwise be expressly provided in the applicable Contract, the Non-Employee Director Option shall not be affected by the optionee's ceasing to be a director of the Company or becoming an employee of the Company, any of its Subsidiaries or a Parent; provided, however, that if [he] the optionee is terminated for cause, such option shall terminate
    =============
immediately.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant or advisor to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.


         9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant or advisor to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except  as  may   otherwise  be  expressly   provided  in  the
applicable Contract, any optionee whose relationship as an employee of, or consultant or advisor to, the Company, its

Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  The term of a Non-Employee Director Option shall not be affected by the death or Disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his Legal Representative.


         10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company [he] the optionee's representations and warranties, in form,
                 ==============
substance and scope satisfactory to the Committee which the Committee determines
                                                  =============================
is necessary or convenient to facilitate the perfection of an exemption from the
================================================================================
registration  requirements of the Securities Act,  applicable  state  securities
================================================================================
laws or other legal  requirements,  including without  limitation,  that (a) the
===================================================================
shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for [his] the optionee's own account, for investment
                                   ==============
only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part
                                     ===========
unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee.


         12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of
                   =============================================================
Common  Stock  which  are  outstanding  immediately  prior  to such  event,  the
==========================================================================
aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option, the 162(m) Maximum, and the exercise price thereof shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive. Such adjustments may provide
                                                    ============================
for the  elimination  of  fractional  shares that might  otherwise be subject to
================================================================================
options without payment therefor.  Notwithstanding the foregoing,  no adjustment
================================================================================
shall be made pursuant to this  Paragraph 12 if such  adjustment (a) would cause
================================================================================
the Plan to fail to comply  with  Section  422 of the Code or with Rule 16b-3 of
================================================================================
the Exchange Act (if  applicable to such option),  or (b) would be considered as
================================================================================
the adoption of a new plan requiring Stockholder approval.

                  In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a merger (or similar transaction) in which the Company is the surviving corporation but more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or in which shares of Common Stock are issued in an amount in excess of the number of shares of Common Stock outstanding immediately preceding the merger (or similar transaction), any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction under the Contract otherwise provided.


                  13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on [July 9,] March 15, 1996 and amended on
                                                  ========
March 3, 1998, on March 15, 1999 and on January 18, 2000. No ISO may be granted
========                         ==============

under the Plan after March 14, 2006. The Board of Directors, without further approval of the Company's [stockholders] Stockholders, may at any time suspend
                                         ============

or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent [stockholder] Stockholder approval which would (a) except as contemplated in Paragraph 12,
===========
increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits accruing to participants under the Plan, (c) change the eligibility requirements to receive options hereunder or (d) make any other change which under applicable law requires approval of the Company's [stockholders] Stockholders. No
                                                       ============
termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.


         14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.


         15. WITHHOLDING TAXES. The Company (and/or its Subsidiary or Parent, as applicable) may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company (or to the Subsidiary or Parent) such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

         16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.


         17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.


         18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the [stockholders] Stockholders,
                                                                 ============
substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.


         19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:


                  (1) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.


                  (2) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is neither a common law employee of the Company or any of its Subsidiaries nor a director of the Company.

                  (3) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.


                  (4) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.


                  (5) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.


                  (6) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company, but is not a common law employee of the Company, any of its Subsidiaries or a Parent.


                  (7) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

                   (8) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.


                  (9) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.


         20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.


         22. STOCKHOLDER APPROVAL. The amendments to the [Plan under] provisions
                                                                       =========
of the Plan  contained  in Section 2 whereby  the number of options  that may be
==========================
granted is increased to [1,250,000() and to] 1,000,000 and cotained in Section 4
                                            ==========================
whereby the 162(m) Maximum is increased shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company's [stockholders] Stockholders at which a majority of the outstanding
                         ============
voting shares are present, in person or by proxy, and entitled to vote. No options granted pursuant to such amendments may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval unless otherwise specified by the Committee. Notwithstanding the foregoing, if the amendments to the Plan are not approved by a vote of the [stockholders] Stockholders of the Company on or before [March] January 1, [2000] 2001, any
============                                        =======           ====
options granted thereunder shall terminate, but the Plan shall continue in full force and effect as it existed immediately prior to the adoption of such amendments.

                             OBJECTSOFT CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS MAY 23, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock of ObjectSoft Corporation, a Delaware corporation (the "Company"), hereby appoints David E.Y. Sarna and Janice Barsuk and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of the Company, to be held on ________, May __, 2000, at 10:00 a.m., local time, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601 and at any adjournments or postponements thereof.

1.       Election of Directors:

         |_| FOR ALL NOMINEES  |_| WITHHOLD AUTHORITY to vote for all nominees

         INSTRUCTIONS: To withhold authority for any individual nominee, strike a line through the nominee's name on the list below.
         Nominees: George J. Febish               Daniel E. Ryan

2. Approval of the issuance of the Company's securities pursuant to a Subscription Agreement dated as of December 30, 1999.

          |_|   FOR                   |_|  AGAINST                 |_|  ABSTAIN

3. Amendment to the Company's 1996 Stock Option Plan pursuant to which the number of shares of Common Stock which may be issued thereunder is increased from 208,333 to 1,000,000 shares and certain other changes are made.

          |_|   FOR                   |_|  AGAINST                 |_|  ABSTAIN

4. Approval of the grant of performance options to certain executive officers of the Company.

          |_|   FOR                   |_|  AGAINST                 |_|  ABSTAIN

5. Ratification of the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

          |_|   FOR                   |_|  AGAINST                 |_|  ABSTAIN


                               (see reverse side)

6. Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

          |_|   FOR                   |_|  AGAINST                  |_|  ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS II DIRECTOR NOMINEES LISTED ABOVE AND IN FAVOR OF THE ITEMS LISTED UNDER (2), (3), (4) AND (5).

The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting,
(ii) the Proxy Statement and (iii) the Company's 1999 Annual Report.


PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY       RETURN  IT  IN  THE  ENVELOPE  PROVIDED.   NO  POSTAGE
                                                              NECESSARY IF MAILED IN THE UNITED STATES.

                                                                            Dated _______________________, 2000


                                                                            ----------------------------------
                                                                                    Print Full Name


                                                                            ----------------------------------
                                                                                       (Signature)


                                                                            ----------------------------------
                                                                                     Print Full Name


                                                                            ----------------------------------
                                                                                  (Signature if held jointly)



IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.